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                            FORM 8-K

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549


                         CURRENT REPORT

               Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934


                     Date of Report:  April 20, 1998
                                      --------------

                 HOUSEHOLD INTERNATIONAL, INC.
                 -----------------------------
     (Exact name of registrant as specified in its charter)



Delaware               1-8198                  36-3121988
--------------------------------------------------------------
(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)



2700 Sanders Road, Prospect Heights, Illinois             60070
---------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code 847/564-5000
                                                   ------------
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Item 5.  Other Events.

         On April 7, 1998, Household International, Inc. ("HI") announced that it had reached a merger agreement with Beneficial Corporation ("Beneficial"). A Form 8-K dated April 7, 1998 relating to the merger was previously filed with the Commission. Attached as an exhibit hereto is the Agreement and Plan of Merger among HI, Household Acquisition Corporation II and Beneficial Corporation, dated as of April 7, 1998.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)  Financial statements of businesses acquired.

              Not applicable.

         (b)  Pro forma financial information.

              Not applicable.

         (c)  Exhibits.

         Exhibit
         No.        Description
         -------    -----------

         2.1        Agreement and Plan of
                    Merger among Household
                    International, Inc.,
                    Household Acquisition
                    Corporation II and
                    Beneficial Corporation
                    dated as of April 7, 1998.
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                            SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOUSEHOLD INTERNATIONAL, INC.
                                 ----------------------------
                                        (Registrant)


                                 By:  /s/ John W. Blenke
                                      ------------------
                                      John W. Blenke
                                      Assistant Secretary

Dated:  April 20, 1998
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U:\LAW\EDGAR\I8K498.WP
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                          Exhibit Index
                          -------------


Exhibit No.         Exhibit
-----------         -------

2.1                 Agreement and Plan of Merger among Household
                    International, Inc., Household Acquisition
                    Corporation II and Beneficial Corporation dated as of April 7, 1998